EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Gregory C. Talbott, the Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer of PFF Bancorp, Inc. (the “Company”), in connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2008 (the “Report”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o (d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

Date: August 11, 2008	/s/ Gregory C. Talbott
Gregory C. Talbott
Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer
(Principal Financial Officer)